                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  XICOR, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                  XICOR, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 29, 1998
                            ------------------------

To the Shareholders of XICOR, INC.:

     The Annual Meeting of Shareholders of Xicor, Inc. (the "Company" or "Xicor"), a California corporation, will be held at 1618 Buckeye Drive, Milpitas, California, on Friday, May 29, 1998 at 1:00 p.m. local time for the purpose of considering and acting upon the following proposals:

     (1) To elect a Board of five (5) directors;

     (2) To approve the adoption of the Company's 1998 Employee Stock Purchase Plan and the reservation of shares of Common Stock thereunder;

     (3) To ratify the designation of Price Waterhouse LLP as independent accountants for the period ending December 31, 1998; and

     (4) To transact such other business as may properly come before the Annual Meeting.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on April 6, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any continuation and adjournment thereof.

     The Company's 1997 Annual Report to Shareholders and the First Quarter 1998 Earnings Release accompany this Notice of Meeting.

                                          By Order of the Board of Directors

                                          Julius Blank
                                          Secretary

Milpitas, California
April 21, 1998

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POST-PAID ENVELOPE.

                                  XICOR, INC.

CORPORATE HEADQUARTERS:                                       PLACE OF MEETING:
1511 Buckeye Drive                                            1618 Buckeye Drive
Milpitas, CA 95035                                            Milpitas, CA 95035
                           Telephone: (408) 432-8888

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 29, 1998

                  APPROXIMATE DATE OF MAILING: APRIL 21, 1998

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Xicor, Inc. (the "Company" or "Xicor") of proxies for use at the Annual Meeting of Shareholders of Xicor (the "Annual Meeting") to be held on Friday, May 29, 1998 at 1:00 p.m. local time or at any adjournment or postponement thereof.

                                 VOTING RIGHTS

     Shareholders of record of Xicor as of the close of business on April 6, 1998 have the right to receive notice of and to vote at the Annual Meeting. On April 6, 1998, Xicor had issued and outstanding 19,098,352 shares of Common Stock, the only class of voting securities outstanding. Each share of Common Stock is entitled to one vote.

     Each shareholder voting at the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute such votes, on the same principle, among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for more candidates than the number of directors to be elected. However, no shareholder will be entitled to cumulate votes unless, in conformance with the California Corporations Code, a shareholder has given notice at the Annual Meeting, prior to the voting, of the shareholder's intention to cumulate such shareholder's votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination.

                                    PROXIES

     Properly executed and unrevoked proxies received by Xicor will be voted at the Annual Meeting in accordance with the instructions thereon. Where no instructions are specified, the proxies will be voted in favor of all proposals set forth in the Notice of Meeting.

     Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise by filing with the Secretary of Xicor (i) a signed written statement revoking the proxy or (ii) an executed proxy bearing a date later than that of the proxy being revoked. A proxy may also be revoked by attendance at the Annual Meeting and election to vote in person. Attendance at the Annual Meeting will not by itself constitute the revocation of a proxy.

                     QUORUM: ABSTENTIONS; BROKER NON-VOTES

     The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR", "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

     While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against a proposal.

     Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to a proposal.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of April 6, 1998 the number of shares beneficially owned by each director, by each of the executive officers named in the Summary Compensation Table and by all executive officers and directors as a group, together with their respective percentage ownership of outstanding shares. As of April 6, 1998, there was no person or entity known to Xicor to own beneficially more than five percent (5%) of its Common Stock.

                                                                   SHARES
                                                                BENEFICIALLY
                            NAME                                   OWNED          PERCENT
                            ----                                ------------      -------
Raphael Klein...............................................         458,750(1)(2)  2.4
Bruce Gray..................................................          10,000        *
Julius Blank................................................          75,750(1)     *
Hans G. Dill................................................          13,750(1)     *
Andrew W. Elder.............................................          28,750(1)     *
S. Allan Kline..............................................           8,750(1)     *
Joseph Drori................................................          53,250(1)     *
Klaus G. Hendig.............................................          57,500(1)     *
William H. Owen, III........................................         193,300(1)    1.0
All Executive Officers and Directors as a Group (12
  persons)..................................................         956,550(3)    4.9

---------------
 *  Less than 1%

(1) Includes shares purchasable upon exercise of stock options as of April 6, 1998 or within 60 days thereafter as follows:

     Raphael Klein..........................................          18,750
     Julius Blank...........................................          13,750
     Hans G. Dill...........................................          13,750
     Andrew W. Elder........................................          13,750
     S. Allan Kline.........................................           8,750
     Joseph Drori...........................................          43,750
     Klaus G. Hendig........................................          51,250
     William H. Owen, III...................................          15,000

(2) Includes 440,000 shares held in trust for Mr. Klein's family.

(3) Includes outstanding options to purchase 231,500 shares, which were exercisable as of April 6, 1998 or within 60 days from such date.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     A Board of five directors will be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them "FOR" the five nominees named below. Mr. Bruce Gray has been nominated to the Board of Directors replacing Dr. Hans Dill who is retiring from the Board at the date of the Annual Meeting. In the event that any nominee should become unavailable for any presently unforeseen reason, the proxy holders will vote in their discretion for a substitute nominee. If additional persons are nominated for election as director, the proxy holders intend to vote all proxies received by them in such a manner and in accordance with cumulative voting as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his successor has been elected and qualified.

     The names of the nominees, and certain other information, are set forth below:

                        AGE (AS OF                                                DIRECTOR
        NAME           MAY 29, 1998)                    OFFICE                     SINCE
        ----           -------------                    ------                    --------
Raphael Klein........     54           Chairman of the Board and Chief Executive   1978
                                       Officer
Bruce Gray...........     47           President and Chief Operating Officer        --
Julius Blank*........     72           Director                                    1978
Andrew W. Elder*.....     47           Director                                    1982
S. Allan Kline.......     78           Director                                    1978

---------------
 *  Member of Audit Committee

     Raphael Klein, Chairman of the Board and Chief Executive Officer. From August 1987 until January 1998 Mr. Klein was Xicor's President and Chief Executive Officer. Since January 1998 Mr. Klein has shared the Office of the President with Mr. Bruce Gray. Mr. Klein is Xicor's Chief Executive Officer with primary responsibility for marketing, finance and administration and shared responsibility for the direction of the Company. Mr. Klein has been a director of the Company since founding Xicor in August 1978 and its Chairman of the Board since August 1982. Mr. Klein received the degree of Master of Science in Physics from the Israeli Institute of Technology ("Technion") and is the inventor or co-inventor of two patented inventions.

     Bruce Gray, President and Chief Operating Officer. Mr. Gray joined Xicor in September 1996 as Vice President, Wafer Operations and since January 1998 has shared the Office of the President with Mr. Raphael Klein. Mr. Gray is Xicor's President and Chief Operating Officer with principal profit and loss responsibility and shared responsibility for the direction of the Company. Mr. Gray has 26 years of experience in the semiconductor industry in engineering, manufacturing and management. From September 1994 through September 1996, Mr. Gray served as the Managing Director of the Advanced Technology Group at National Semiconductor Corporation. From August 1989 through September 1994, Mr. Gray was the Director of Santa Clara Operations and Services for National Semiconductor with operational responsibility for four high-volume wafer fabrication lines. Mr. Gray was also involved in advanced technology development and wafer foundry activities. Mr. Gray has a Bachelor of Science Degree in Metallurgy and Materials Science from the Massachusetts Institute of Technology
(MIT) and is the inventor or co-inventor of three patented inventions.

     Julius Blank, Director. Mr. Blank, one of Xicor's founders, holds a degree in mechanical engineering from CCNY and has been a business consultant to high technology companies and a private investor for more than five years.

     Andrew W. Elder, Director. Mr. Elder is the founder and since March 1992 has been President of Stratis Corporation, a producer of plastic material handling products. Mr. Elder received a BA from Duke University and an MBA from the Wharton School at the University of Pennsylvania.

     S. Allan Kline, Director. Mr. Kline, one of Xicor's founders, was Chairman of the Board from November 1978 to August 1982 and then served as Vice Chairman of the Board until June 1983. Mr. Kline has been a business advisor instrumental in organizing and financing a number of high technology companies for more than five years. Mr. Kline studied physics at the University of Chicago.

     There are no family relationships among executive officers or directors of the Company.

COMMITTEES AND MEETINGS

     The total number of regular and special meetings of the Board of Directors held in the last fiscal year was four. No director failed to attend at least 75% of the meetings of the Board and the Committees on which such director serves.

     The Audit Committee of the Board consists of Julius Blank, Hans G. Dill and Andrew W. Elder. This Committee has the responsibility to review the scope of the annual audit, recommend to the Board of Directors the appointment of the independent public accountants, meet with the independent accountants for review and analysis of Xicor's systems, the adequacy of controls and the sufficiency of financial reporting. This Committee held two meetings.

     The Executive Stock Option Committee, which presently consists of Hans G. Dill, Andrew W. Elder and S. Allan Kline, met once in 1997. The Committee administers stock option grants to Xicor's executive officers.

     The Employee Stock Option Committee, which presently consists of Raphael Klein, S. Allan Kline and Julius Blank, met four times during the last fiscal year. This Committee administers Xicor's stock option plans for all employees other than executive officers.

     The Employee Incentive Cash Bonus Profit Sharing Committee, which presently consists of Raphael Klein, Julius Blank and Andrew W. Elder, met twice during 1997.

     The Compensation Committee, which presently consists of Hans G. Dill, Andrew W. Elder and S. Allan Kline, did not meet during 1997. This Committee administers the compensation for Xicor's executive officers.

     There is no nominating committee or any committee performing that function.

COMPENSATION OF DIRECTORS

     All directors, except Raphael Klein, received $2,400 per month plus expenses for serving as directors. Julius Blank received additional compensation for consulting services at a monthly rate of $3,125.

     In 1995, Xicor adopted the 1995 Director Option Plan (the "Director Plan") that provides for an initial grant of 20,000 options to each of the Company's directors, including Raphael Klein, and automatic annual grants of 5,000 options thereafter. In 1997, options for 25,000 shares were granted under the Director Plan. The options are exercisable in 25% annual increments and expire no later than ten years from date of grant. All outstanding options were granted at 100% of the fair market value of the stock at the date of grant.

VOTE REQUIRED

     The five nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under California law.

     Unless marked to the contrary, proxies received will be voted "FOR" the five nominees listed above.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL FIVE NOMINEES LISTED ABOVE.

                                 PROPOSAL NO. 2

               APPROVAL OF THE 1998 EMPLOYEE STOCK PURCHASE PLAN

     On January 21, 1998, the Board of Directors adopted the 1998 Employee Stock Purchase Plan (the "Purchase Plan") and reserved 380,000 shares of Common Stock for issuance thereunder, plus an annual increase to be added on November 1 of each year beginning in 1999 equal to the lesser of (i) the number of shares needed to restore the maximum number of shares of the Company's Common Stock which may be issued under the Purchase Plan to 380,000 shares or (ii) a lesser amount determined by the Board of Directors (the "Board"). As of April 6, 1998, no shares of Common Stock had been issued under the Plan.

     At the annual meeting, the shareholders are being asked to approve the Purchase Plan and the reservation of shares thereunder.

SUMMARY OF THE PURCHASE PLAN

     General. The purpose of the Purchase Plan is to provide employees with an opportunity to purchase Common Stock of the Company through payroll deductions. The Board of Directors believes that equity participation in the Purchase Plan will provide employees at all levels with a greater incentive to contribute to the success of the Company.

     Administration. The Purchase Plan may be administered by the Board or a committee of the Board. All questions of interpretation or application of the Purchase Plan are determined by the Board or its appointed committee, and its decisions are final, conclusive and binding upon all participants.

     Eligibility. Each employee of the Company (including officers) is eligible to participate in the Purchase Plan; provided, however, that no employee shall be granted an option under the Purchase Plan (i) to the extent that, immediately after the grant, such employee would own 5% of either the voting power or value of the stock of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) per calendar year.

     Offering Periods. The Purchase Plan is implemented by consecutive and overlapping offering periods of two (2) years duration (each an "Offering Period"). Offering Periods commence every six (6) months, generally on May 1st and November 1st of each year. Common Stock may be purchased under the Purchase Plan every six (6) months (each such six-month period shall be referred to as a Purchase Period), unless the participant withdraws or terminates employment earlier. To the extent the fair market value of the Common Stock on any exercise date in an Offering Period is lower than the fair market value of the Common Stock on the first day of the Offering Period, then all participants in such Offering Period will be automatically withdrawn from such Offering Period immediately after the exercise of their options on such exercise date and automatically re-enrolled in a new, lower-priced Offering Period. The Board may change the duration and timing of Purchase and Offering Periods.

     Participation. Eligible employees become participants in the Purchase Plan by filing with the Company a subscription agreement authorizing payroll deductions at least five (5) business days prior to the beginning of each Offering Period (as defined below), unless a later time for filing the subscription agreement has been set by the Board. Such payroll deductions may not exceed 10% of a participants compensation. Once an employee becomes a participant in the Purchase Plan, the employee will automatically participate in each successive Offering Period until such time as the employee withdraws from the Purchase Plan or the employees employment with the Company terminates. At the beginning of each Offering Period, each participant is automatically granted an option to purchase shares of the Company's Common Stock, which is exercised at the end of each Purchase Period to the extent of the payroll deductions accumulated during such Purchase Period. The maximum number of shares which may be purchased each Purchase Period may not exceed 250 shares of the Company's Common Stock, unless the Board establishes a different limit for a Purchase Period.

     Purchase Price; Shares Purchased. Shares of Common Stock are automatically purchased on the last day of each Purchase Period at a price equal to the lesser of 85% of the fair market value of the Common Stock on (i) the first day of the Offering Period or (ii) the last day of Purchase Period; provided, however, that under certain circumstances the purchase price may be adjusted to a price not less than 85% of the lower of the fair market value of the Common Stock on (i) the date the Company's shareholders approve an increase in shares reserved for issuance under the Purchase Plan or (ii) on the last day of the Purchase Period. The fair market value of the Common Stock on any relevant date will generally be the closing price per share of the Common Stock. Subject to the limitations set forth above, the number of shares of Common Stock a participant purchases in each Purchase Period is determined by dividing the total amount of payroll deductions withheld from the participants compensation during that Purchase Period by the purchase price.

     Termination of Employment. Termination of a participants employment for any reason, including disability or death, cancels his or her option and participation in the Purchase Plan immediately. In such event, the payroll deductions credited to the participants account will be returned to him or her or, in the case of death, to the person or persons entitled thereto.

     Adjustment Upon Change in Capitalization, Change in Control. In the event that the stock of the Company is changed by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other change in the capital structure of the Company effected without the receipt of consideration, appropriate proportional adjustments shall be made in the number and price of shares of stock subject to the Purchase Plan and to the maximum number of shares each participant may purchase in a Purchase Period. Any such adjustment shall be made by the Board, whose determination shall be conclusive. Notwithstanding the above, in the event of a dissolution or liquidation of the Company, any Purchase Periods then in progress shall be shortened to a new exercise date and the Board shall notify each participant that his or her option shall be exercised automatically on the new exercise date, unless prior to such date the participant has withdrawn from the Offering Period. In connection with any merger or sale of assets involving the Company, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation. If the successor corporation refuses to assume the options or to substitute substantially equivalent options, any Purchase Periods then in progress shall be shortened and a new exercise date set by the Board. The Board shall notify each participant that his or her option shall be exercised automatically on such new exercise date, unless prior to such date the participant has withdrawn from the Offering Period.

     Amendment and Termination of the Plan. The Board of Directors may at any time terminate or amend the Purchase Plan. An Offering Period may be terminated by the Board of Directors at the end of any Purchase Period if the Board determines that termination of the Offering Period is in the best interests of the Company and its shareholders. No amendment shall be effective unless it is approved by the holders of a majority of the votes cast at a duly held shareholders meeting, if such amendment would require shareholder approval in order to comply with Section 423 of the Code. In any event, the Purchase Plan will terminate in 2008.

     Withdrawal. Generally, a participant may withdraw from an Offering Period at any time without affecting his or her eligibility to participate in future Offering Periods. However, once a participant withdraws from a particular offering, that participant may not participate again in the same offering.

     Federal Tax Information for Purchase Plan. The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two (2) years from the first day of the Offering Period or more than one (1) year from the date of transfer of the stock to the participant, then the participant will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (ii) an amount equal to 15% of the fair market value of the shares as of the first day of the Offering Period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent ordinary income is recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above.

     THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANT AND THE COMPANY WITH RESPECT TO THE SHARES PURCHASED UNDER THE PURCHASE PLAN. REFERENCE SHOULD BE MADE TO THE APPLICABLE PROVISIONS OF THE CODE. IN ADDITION, THE SUMMARY DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANTS DEATH OR THE INCOME TAX LAWS OF ANY STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

REQUIRED VOTE

     At the Annual Meeting, the shareholders are being asked to approve the adoption of the Purchase Plan. The affirmative vote of a majority of the votes cast at the Annual Meeting will be required to approve the adoption of the Purchase Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ADOPTION OF THE COMPANY'S PURCHASE PLAN.

                                 PROPOSAL NO. 3

                     DESIGNATION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has approved the retention of Price Waterhouse LLP as independent accountants for Xicor until revoked by further action. Price Waterhouse LLP has been Xicor's independent accountants since 1979.

     The shareholders are asked to ratify the designation of Price Waterhouse LLP as independent accountants for Xicor for the fiscal year ending December 31, 1998. A representative of Price Waterhouse LLP is expected to be present at the Annual Meeting to make a statement if he desires to do so, and such representative is expected to be available to respond to appropriate questions.

     Submission of this proposal to the shareholders is not required by Xicor's Bylaws or otherwise. The management of Xicor has elected to do so as a matter of good corporate practice. Should the shareholders fail to ratify the designation of Price Waterhouse LLP as independent accountants, retention of the firm for the fiscal year ending December 31, 1998 will be reconsidered by the Board of Directors.

     Unless marked to the contrary, proxies received will be voted "FOR" ratification of the designation of Price Waterhouse LLP as independent accountants for Xicor's fiscal year ending December 31, 1998.

       THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" SUCH RATIFICATION.

                                 OTHER MATTERS

     Management knows of no business that will be presented for consideration at the Annual Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

     The expense of solicitation of proxies will be borne by Xicor. In addition to solicitation of proxies by mail, certain officers, directors and Xicor employees who will receive no additional compensation for their services may solicit proxies by telephone, telegraph or personal interview. Xicor has retained the services of Shareholder Communications Corporation ("SCC") to aid in the solicitation of proxies from brokers, bank nominees and other institutional owners, if necessary. Xicor will pay SCC a fee which is not expected to exceed $5,500 for its services and will reimburse SCC for out-of-pocket expenses estimated to be $5,500. Xicor is required to request brokers and nominees who hold stock in their name to furnish this proxy material to beneficial owners of the stock and will reimburse such brokers and nominees for their reasonable out-of-pocket expenses in so doing.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (SEC). Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms for 1997, Xicor believes that all applicable filing requirements have been complied with.

                      REPORT OF THE COMPENSATION COMMITTEE

     Xicor applies a consistent philosophy to compensation for all employees, including senior management, based on the premise that the achievements of Xicor result from the coordinated efforts of all individuals working toward common objectives. Xicor strives to achieve those objectives through teamwork that is focused on meeting the expectations of customers and shareholders.

COMPENSATION PHILOSOPHY

     The goals of the compensation program are to align compensation with business objectives and performance, and to enable Xicor to attract, retain and reward executive officers who contribute to the long-term success of Xicor. Xicor's compensation program for its Chief Executive Officer and other executive officers is based on the same four principles applicable to compensation decisions for all Xicor employees:

     - Xicor pays competitively.

         Xicor is committed to providing a pay program that helps attract and retain high caliber executives. To ensure that pay is competitive, Xicor compares its pay practices for its Chief Executive Officer and other executives with those of other electronics companies, with particular emphasis on similar size semiconductor companies, and sets its pay parameters based on this review.

     - Xicor compensates for relative sustained performance.

         The Chief Executive Officer and other executive officers are rewarded based upon corporate performance and individual performance. Corporate performance is evaluated by reviewing the extent to which business plan goals are met, including such factors as operating profit, performance relative to competitors and timely new product introductions. Individual performance is evaluated by reviewing progress against set objectives and business goals.

     - Xicor strives for fairness in the administration of compensation.

         Xicor strives to achieve a balance of the compensation paid to a particular executive and the compensation paid to other executives both inside Xicor and at comparable companies.

     - Xicor believes that executives should understand the performance evaluation and compensation administration process.

         The process of assessing performance is as follows: At the beginning of the performance cycle, the evaluating executive (or in the case of the Chief Executive Officer and the Chief Operating Officer, the Board of Directors) sets objectives and key goals. The executive is given ongoing feedback on performance. At the end of the performance cycle, the accomplishment of objectives and key goals is evaluated, the results compared to the results of peers within the Company and the comparative results are communicated to the executive. The comparative result affects decisions on salary, bonuses and stock options.

COMPENSATION VEHICLES

     Xicor uses a compensation program that consists of the following cash- and equity-based vehicles:

CASH-BASED COMPENSATION

  Salary and Bonus

     Xicor sets base salary and determines bonus amounts for the Chief Executive Officer and other executives by reviewing corporate and individual performance and the aggregate of base salary and annual bonus for comparable positions in the electronics industry, with emphasis on comparable size semiconductor companies.

     The base salaries of the Chief Executive Officer and the other executive officers were not changed during 1997. During 1997 a $50,000 performance bonus was awarded to Bruce Gray in recognition of the improved performance of the wafer fabrication operations. No other officers received bonuses during 1997.

  Cash Profit-Sharing

     Xicor has an employee incentive cash bonus profit-sharing program (the "Program"). Under the Program, twice a year (two profit sharing periods) 5% to 15% of Xicor's consolidated operating income, excluding certain non-product revenues, is distributed to all employees including the Chief Executive Officer and other executive officers as Xicor believes that all employees share the responsibility of achieving profits. The exact percentage to be distributed is determined by a Committee of the Board of Directors; however, in no event may the distribution result in a net loss after taxes to Xicor for any profit sharing period. The same profit-sharing percentage applies to each employee, with the payment determined by applying this percentage to the individuals base salary. For 1997, such profit sharing awards amounted to the equivalent of approximately 16 hours of base salary. Profit sharing awards are included in the Bonus column in the Summary Compensation Table that follows.

EQUITY-BASED COMPENSATION

  Stock Option Program

     Stock options are granted to provide additional incentives to key employees to work to maximize shareholder value. The option program also utilizes vesting periods to encourage key employees, including executive officers, to continue in the employ of Xicor. Under Xicor's 1979 Stock Option Plan, which expired in 1989, Xicor's Directors, including the Chief Executive Officer, received stock options. Under the 1990 Incentive and Non-Incentive Stock Option Plan, neither independent Directors nor any executives who are also Board members may be granted options. Xicor's Chief Executive Officer, who is also the Chairman of the Board, was granted an option in 1997 under the 1995 Director Option Plan based on a formula included in the Plan.

                                          COMPENSATION COMMITTEE

                                          Hans G. Dill
                                          Andrew W. Elder
                                          S. Allan Kline

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of the Compensation Committee was or is an officer or employee of Xicor or any of its subsidiaries. No executive officer of Xicor serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of Xicor's Board of Directors or Compensation Committee.

                             EXECUTIVE COMPENSATION

     The following table sets forth a summary of the compensation earned by Xicor's Chief Executive Officer and its four other most highly compensated executive officers during the year ended December 31, 1997 and for the three years then ended.

                           SUMMARY COMPENSATION TABLE

                                                                             LONG-TERM
                                                                            COMPENSATION
                                                                               AWARDS
                                               ANNUAL COMPENSATION          ------------
                                        ---------------------------------    SECURITIES
                                                                 OTHER       UNDERLYING       ALL OTHER
  NAME AND PRINCIPAL POSITION    YEAR    SALARY    BONUS(1)   PAYMENTS(2)     OPTIONS      COMPENSATION(3)
  ---------------------------    ----   --------   --------   -----------   ------------   ---------------
Raphael Klein..................  1997   $264,014   $ 2,031           --         5,000           $950
  Chief Executive Officer and    1996    264,014    81,424           --         5,000            950
  Chairman of the Board          1995    264,014    97,268           --        20,000             --

Bruce Gray.....................  1997    235,019    51,808           --        80,000            950
  President and Chief Operating  1996     70,506    31,000           --        60,000             --
  Officer

Klaus G. Hendig................  1997    190,008     1,462           --        20,000            950
  Vice President,
  Administration                 1996    190,008    45,222      $29,232            --            950
                                 1995    190,008    58,109           --        70,000            164

Joseph Drori...................  1997    175,011     1,346           --        20,000            950
  Vice President, Product
  Design,                        1996    175,011    40,573       26,925            --            950
  Engineering, Quality and       1995    175,011    55,469           --        60,000            224
  Reliability

William H. Owen, III...........  1997    154,003     1,185           --        20,000            950
  Vice President, Technology     1996    154,003    36,664       23,963            --            950
  Development and                1995    154,003    47,573           --        40,000            385
  Intellectual Properties

---------------

(1) Includes performance bonus and amounts earned under the Employee Incentive Cash Bonus Profit Sharing Program.

(2) To reduce vacation carryover hours, in 1996 Xicor paid accrued vacation to all eligible employees, including executive officers, based on a fixed formula.

(3) Represents matching contributions under the Company's 401(k) Plan.

     The following table sets forth information concerning stock options granted to the executive officers named in the Summary Compensation Table during the year ended December 31, 1997:

                             OPTION GRANTS IN 1997

                                                   INDIVIDUAL GRANTS                    POTENTIAL REALIZABLE
                                  ---------------------------------------------------     VALUE AT ASSUMED
                                    NUMBER OF       % OF                                   ANNUAL RATES OF
                                   SECURITIES       TOTAL                                    STOCK PRICE
                                   UNDERLYING      OPTIONS                                APPRECIATION FOR
                                     OPTIONS       GRANTED     EXERCISE                    OPTION TERM(2)
                                   GRANTED(1)        TO         PRICE      EXPIRATION   ---------------------
              NAME                     (#)        EMPLOYEES   ($/SHARE)       DATE        5%($)      10%($)
              ----                -------------   ---------   ----------   ----------   ---------   ---------
Raphael Klein...................      5,000          1.1%       $5.44       05/01/07    $ 17,086    $ 43,317
Bruce Gray......................     80,000         18.2%        7.25       07/29/07     397,337     976,246
Klaus G. Hendig.................     20,000          4.6%        7.25       07/29/07      99,334     244,061
Joseph Drori....................     20,000          4.6%        7.25       07/29/07      99,334     244,061
William H. Owen, III............     20,000          4.6%        7.25       07/29/07      99,334     244,061

------------------------
(1) Options become exercisable at the rate of 25% of the underlying shares per year, commencing one year from the date of grant.

(2) The potential realizable value is based on the term of the option (10 years) at the date of grant. It is calculated by assuming that the stock price on the date of grant (which is equal to the exercise price) appreciates at the indicated annual rate, compounded annually for the entire term, and that the option is exercised and sold on the last day of the option term for the appreciated stock price. These values are calculated based on requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price appreciation. Actual gains, if any, are dependent on the future performance of the Company's Common Stock.

     The following table sets forth certain information concerning stock option exercises during the year ended December 31, 1997 by the executive officers named in the Summary Compensation Table and the number and value of unexercised options held by each named executive officer at December 31, 1997:

               AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND
                       OPTION VALUES AT DECEMBER 31, 1997

                                                             NUMBER OF SECURITIES
                                                            UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                               NUMBER OF                         OPTIONS HELD              IN-THE-MONEY OPTIONS
                                SHARES                       AT DECEMBER 31, 1997         AT DECEMBER 31, 1997(2)
                              ACQUIRED ON      VALUE      ---------------------------   ---------------------------
            NAME               EXERCISE     REALIZED(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
            ----              -----------   -----------   -----------   -------------   -----------   -------------
Raphael Klein...............        --            --        11,250          18,750            --             --
Bruce Gray..................        --            --        15,000         125,000            --             --
Klaus G. Hendig.............        --            --        63,750          55,000        60,050         16,800
Joseph Drori................     5,000        32,525        63,750          50,000        63,850         11,200
William H. Owen, III........        --            --        35,000          40,000        24,450             --

---------------
(1) Value represents the difference between the closing price of the Common Stock on the date of exercise and the exercise price, multiplied by the number of shares acquired on exercise.

(2) Value of unexercised in-the-money options represents the difference between the closing price of the Company's Common Stock on the last trading day of 1997 and the exercise price of the option, multiplied by the number of shares subject to the option.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph shall not be incorporated by reference into any such filings.

                               PERFORMANCE GRAPH

     Note: The stock price performance shown on the graph below is not necessarily indicative of future price performance.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                      XICOR, INC., S&P 500 COMPOSITE INDEX
                          AND S&P TECHNOLOGY 500 INDEX

        MEASUREMENT PERIOD
      (FISCAL YEAR COVERED)               XICOR              S&P 500         S&P TECHNOLOGY
1992                                       100                 100                 100
1993                                       120                 110                 123
1994                                       190                 112                 143
1995                                       585                 153                 207
1996                                       820                 189                 293
1997                                       240                 252                 369

     The chart above shows a five-year comparison of the cumulative total return on Xicor, Inc. Common Stock, the Standard & Poor's 500 Composite Index, and the Standard & Poor's Technology 500 Index assuming a $100 investment made on December 31, 1992.

           PROPOSALS INTENDED TO BE PRESENTED AT NEXT ANNUAL MEETING

     Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders of Xicor to be held in May 1999 must be received by Xicor for inclusion in Xicor's Proxy Statement and form of proxy no later than January 15, 1999.

                                          By Order of the Board of Directors

                                          Julius Blank,
                                          Secretary

Milpitas, California
April 21, 1998

                                   XICOR, INC.

                        1998 EMPLOYEE STOCK PURCHASE PLAN

        The following constitute the provisions of the 1998 Employee Stock Purchase Plan of Xicor, Inc.

        1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

        2.     Definitions.

               (a) "Board" shall mean the Board of Directors of the Company.

               (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

               (c) "Common Stock" shall mean the Common Stock of the Company.

               (d) "Company" shall mean Xicor, Inc. and any Designated Subsidiary of the Company.

               (e) "Compensation" shall mean all base salary or wages, overtime pay, shift premium and commissions, but shall exclude bonuses, profit sharing, income arising from the acquisition or disposition of common stock, lump sum payments of accrued combined time off and other compensation.

               (f) "Designated Subsidiary" shall mean any Subsidiary which has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

               (g) "Employee" shall mean any individual who is an employee of the Company.

               (h) "Enrollment Date" shall mean the first day of each Offering Period.

               (i) "Exercise Date" shall mean the last day of each Purchase Period.

               (j) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

                      (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

                      (2) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

                      (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

               (k) "Offering Periods" shall mean the periods of approximately twenty-four (24) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after May 1st and November 1st of each year and terminating on the last Trading Day in the periods ending twenty-four months later. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

               (l) "Plan" shall mean this Employee Stock Purchase Plan.

               (m) "Purchase Price" shall mean 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided however, that, in the event (i) the Company's shareholders approve an increase in the number of shares available for issuance under the Plan (the "New Shares"), (ii) all or a portion of the New Shares are to be issued with respect to one or more Offering Periods that are underway at the time of such shareholder approval, and (iii) the Fair Market Value of a share of Common Stock on the date of such approval (the "Authorization Date FMV") is higher than the Fair Market Value on the Enrollment Date for any such Offering Period, the Purchase Price with respect to the New Shares shall be 85% of the Authorization Date FMV or the Fair Market Value of a share of Common Stock on the Exercise Date, whichever is lower.

               (n) "Purchase Period" shall mean the approximately six month period commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date.

               (o) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

               (p) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

               (q) "Trading Day" shall mean a day on which national stock exchanges are open for trading.

        3.     Eligibility.

               (a) Any Employee who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

               (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

        4. Offering Periods. The Plan shall be implemented by consecutive, overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after May 1st and November 1st each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 20 hereof. The Board shall have the power to change the timing and duration of Offering Periods (including the commencement dates thereof) without shareholder approval if such change is announced at least five
(5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

        5.     Participation.

               (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's Human Resources Office at least five (5) business days prior to the applicable Enrollment Date.

               (b) Payroll deductions for a participant shall commence on the first pay date following the Enrollment Date and shall end on the last pay date in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

        6.     Payroll Deductions.

               (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period.

               (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

               (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement, unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

               (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to zero percent (0%) at any time during a Purchase Period. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

               (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

        7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Purchase Period more than 250 shares of the Company's Common Stock

(subject to any adjustment pursuant to Section 19), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. The Board may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of the Company's Common Stock an Employee may purchase during each Purchase Period of such Offering Period. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period.

        8.     Exercise of Option.

               (a) Unless a participant withdraws from the Plan as provided in
Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

               (b) If the Board determines that, on a given Exercise Date, the number of shares with respect to which options are to be exercised may exceed
(i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares available for sale under the Plan on such Exercise Date, the Board may in its sole discretion (x) provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect, or (y) provide that the Company shall make a pro rata allocation of the shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 20 hereof. The Company may make a pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company's shareholders subsequent to such Enrollment Date.

        9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall, in its discretion, either
(i) arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option, or (ii) credit the shares purchased to an account for the participant's benefit with a brokerage firm selected by the Board to hold the shares in street name. Shares credited to a brokerage account may not be taken out of such account until the date two (2) years after the Enrollment Date, except upon sale.

        10.    Withdrawal.

               (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

               (b) A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods under this Plan.

        11.    Termination of Employment.

               Upon a participant's ceasing to be an Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, and such participant's option shall be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

        12. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

        13.    Stock.

               (a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of the Company's Common Stock which may be issued under the Plan shall be 380,000 shares, plus an annual increase to be added on November 1 of each year (commencing November 1, 1999) equal to the lesser of (i) the number of Shares needed to restore the maximum number of shares of the Company's Common Stock which may be issued under the Plan to 380,000 Shares, or (ii) a lesser amount determined by the Board.

               (b) The participant shall have no interest or voting right in shares covered by his option until such option has been exercised.

               (c) Shares to be delivered to a participant under the Plan shall be registered in the name of the participant.

        14. Administration. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

        15.    Designation of Beneficiary.

               (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

               (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

        16. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

        17. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

        18. Reports. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

        19. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

               (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the Reserves, the maximum number of shares each participant may purchase each Purchase Period (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

               (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The New Exercise Date shall be before the date of the Company's proposed dissolution or liquidation. The Board shall notify each participant in writing, at least ten
(10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

               (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, any Purchase Periods then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date") and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

        20.    Amendment or Termination.

               (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination or amendment can affect options previously granted, provided that an Offering Period may be terminated by the Board on any Exercise Date if the Board determines that the termination of the Offering Period is in the best interests of the Company and its shareholders. Except as provided in Section 19 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary and desirable to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

               (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

        21. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

        22. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

               As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

        23. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 20 hereof.

        24. Automatic Transfer to Low Price Offering Period. To the extent permitted by any applicable laws, regulations, or stock exchange rules, if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.

                                    EXHIBIT A


                                   XICOR, INC.

                        1998 EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT



_____ Original Application                       Enrollment Date:______________*
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)


1. _________________________ hereby elects to participate in the Xicor, Inc. 1998 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (from 0 to 10%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan.

5. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of my shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the


--------
     * First Trading Day on or after May 1 or November 1, as applicable disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

6. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

7. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:


        NAME:  (Please print)___________________________________________________
                                    (First)        (Middle)         (Last)


        _____________________________        ___________________________________
               (Relationship)
                                             ___________________________________

                                             ___________________________________
                                                          (Address)

Employee's Social
Security Number:                             ___________________________________


Employee's Address:                          ___________________________________

                                             ___________________________________

                                             ___________________________________


I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.



Dated:______________________                 ___________________________________
                                             Signature of Employee


                                             ___________________________________
                                             Spouse's Signature (If beneficiary
                                             other than spouse)

                                    EXHIBIT B


                                   XICOR, INC.

                        1998 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL



        The undersigned participant in the Offering Period of the Xicor, Inc. 1998 Employee Stock Purchase Plan which began on ____________, ______ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

                                       Name and Address of Participant:

                                       _______________________________________

                                       _______________________________________

                                       _______________________________________


                                       Signature:

                                       _______________________________________


                                       Date:__________________________________

                                  XICOR, INC.

                PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

        The undersigned hereby appoints RAPHAEL KLEIN, S. ALLAN KLINE, and JULIUS BLANK, or any of them, proxies, each with the power of substitution, to vote the shares of the undersigned at the Annual Meeting of Shareholders of XICOR, INC. on May 29, 1998, and at any adjournment thereof, upon all matters as may properly come before the Meeting. Without otherwise limiting the foregoing general authorization, the proxies are instructed to vote as indicated herein.

                                                                         -------
                                                                           See
                                                                         Reverse
                                                                          Side
                                                                         -------

                         (To be Signed on Reverse Side)

  X    Please mark your
-----  votes as in this
       example


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING MATTERS TO COME BEFORE THE MEETING:

                                            NOMINEES:
                     FOR    WITHHELD        Raphael Klein
1.  Election of                             Bruce Gray
    Directors        [ ]      [ ]           Julius Blank
For, except vote withheld from the          Andrew W. Elder
following nominee(s):                       S. Allan Kline

-----------------------------

2. To approve the adoption of the Company's 1998 Employee Stock Purchase Plan and the reservation of shares of Common Stock thereunder.

                                                   FOR    AGAINST     ABSTAIN

                                                   [ ]      [ ]         [ ]

3.  To ratify the designation of Price             FOR    AGAINST     ABSTAIN
    Waterhouse LLP as independent
    accountants for the period ending              [ ]      [ ]         [ ]
    December 31, 1997.


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

THIS PROXY, WHICH IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WILL BE VOTED FOR THE MATTERS DESCRIBED IN PARAGRAPHS (1), (2) AND (3), UNLESS THE SHAREHOLDER SPECIFIES OTHERWISE, IN WHICH CASE IT WILL BE VOTED AS SPECIFIED.







SIGNATURE(S)                                            DATE
            ---------------------------------------         -------------------

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.